(GRAPHIC APPEARS HERE)




                               Short-Intermediate
                                  Income Fund



                                 Annual Report
                               December 31, 1999

REPORT HIGHLIGHTS

o 1999--Rising rates, despite low inflation.

o Short and intermediate bonds cushioned price declines.

o Economy remains strong; Fed expected to continue raising short rates.

o Y2K liquidity and credit concerns are fading.

LETTER TO SHAREHOLDERS


Dear Shareholders:

         We are pleased to report on the Fund's progress for the six and twelve-month period ended December 31, 1999.

1999

         Try as they may, the Federal Reserve was unable, through a series of three rate increases in 1999, to apply the brakes to a strong domestic economy. As the year unfolded, few economists predicted inflation would remain low in the face of tightening labor markets, higher commodity prices and an unstoppable bull market in equities. Having passed the turn of the millennium without serious disruptions and with Mr. Greenspan's re-nomination to the chairmanship, the bond market widely anticipates the Fed to take action at the first meeting in February and to continue the tightening bias. Despite core inflation at its lowest level since the mid-1960's, two 25 basis point increases during the first half of the year would seem likely, as the U.S. economy continues to outpace what the Fed considers sustainable non-inflationary growth.

         Under the specter of restrictive monetary policy, long-term Treasuries provided returns which distinguished 1999 as the worst year in the post-WWII




                             (GRAPHIC APPEARS HERE)


                                  Stock Prices
                                      and
                                  Bond Yields


                 5 Yr Treasury Yield
                 S&P 500

1/1/99           1,229              4.54
                 1,275              4.73
                 1,243              4.55
                 1,225              4.52
                 1,279              4.55
                 1,239              4.86
                 1,230              4.96
                 1,239              4.99
                 1,238              5.22
                 1,275              5.22
                 1,294              5.06
                 1,299              5.08
3/31/99          1,282              5.08
                 1,293              5.05
                 1,348              4.96
                 1,319              5.11
                 1,356              5.14
                 1,335              5.21
                 1,345              5.37
                 1,337              5.5
                 1,330              5.42
                 1,301              5.58
                 1,327              5.73
                 1,293              5.91
                 1,342              5.73
6/30/99          1,315              5.89
                 1,391              5.69
                 1,403              5.69
                 1,418              5.55
                 1,356              5.69
                 1,328              5.79
                 1,300              5.91
                 1,327              5.86
                 1,336              5.77
                 1,348              5.77
                 1,357              5.77
                 1,351              5.78
                 1,335              5.75
9/30/99          1,277              5.66
                 1,282              5.86
                 1,336              5.95
                 1,247              5.97
                 1,301              6.1
                 1,362              5.95
                 1,370              5.86
                 1,396              5.86
                 1,422              5.99
                 1,416              6.05
                 1,433              6.07
                 1,417              5.98
                 1,421              6.19
                 1,458              6.31
12/31/99         1,469              6.28


----------
(1) The S&P is an unmanaged index that is a widely recognized indicator of general stock market performance. Individuals cannot invest directly in any index.

period (30 year Treasury bonds declined by 15%). The year-long rise in market yields seemed to slow only when the equity markets stumbled briefly in the late summer and fall. High consumer (and investor) confidence, fueled by plentiful jobs and the "wealth effect" of stock market gains convinced investors (and consumers) to continue their buying binge. Higher rates to close out the year were the inevitable result.

Performance Comparisons(1)

   For Periods Ended December 31, 1999            Six Months  One Year    Three Year(2)   Five Year(2)   Avg. Duration
 .......................................................................................................................
   Flag Investors Short-Intermediate
     Income Fund - Class A Shares                    1.00%      0.70%         4.84%          6.73%          3.1yrs.
                 Institutional Shares                1.12%      1.02%         5.12%           --            3.1yrs.
   Lehman Brothers Intermediate-Term Gov't./
     Corp. Bond Index                                0.98%      0.39%         5.50%          7.10%          3.5yrs.
   Lipper Short-Intermediate-Term U.S. Gov't.
     Bond Fund Average                               1.00%      0.64%         4.63%          6.00%          3.3yrs.

----------
(1) These figures assume the reinvestment of dividends and capital gain distributions and exclude the impact of the Fund's 1.50% maximum sales charge in Class A Shares. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. The Lehman Brothers Intermediate Government/Corporate Bond Fund Index is an unmanaged index that is widely recognized as an indicator of performance in the intermediate-term government and corporate bond sector. The Lipper Short-Intermediate-Term U.S. Government Bond Fund Average is an index of approximately 85 managed funds that have at least 65% of their assets in investment grade debt securities that are rated in the top four grades and have dollar-weighted average maturities of one to five years. Individuals cannot invest directly in any index. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 4.
(2) Annualized.

Portfolio Composition (as a percentage of net assets)


                           (PIE CHARTS APPEARS HERE)

                               DECEMBER 31, 1999

                Mortgage-
                 Backed                       Corporate
                  24%                            38%

                Treasury
               and Agency
                  10%

                 Cash &
               Other Assets                   Asset-Backed
                   11%                            17%


                               DECEMBER 31, 1998


                Mortgage-
                 Backed                         Corporate
                  28%                              39%

                Treasury
               and Agency
                  11%

                 Cash &
               Other Assets                    Asset-Backed
                   1%                              21%





Outlook and Portfolio Considerations

         As evidenced by the positive return of your fund, short and intermediate investment grade bonds performed appreciably better than the bellwether thirty year Treasury bond. This can be attributed in part to the inherent safety of shorter maturities and in part to the extraordinary yield spread levels of non-Treasury securities, helping to cushion price declines with large income flows. Our mortgage and asset backed positions were the best examples of this phenomenon. Prior to the end of the year, we had accumulated cash to prepare for potential liquidity disruptions. With yields having returned to multi-year highs recently, we intend to deploy some of that cash in high quality issues, particularly Treasuries and U.S. Agencies. Taking advantage of diminishing corporate bond risk premiums, we have selectively reduced our exposure to this sector, remaining overweighted, however, until liquidity and credit concerns become less overblown.

Sincerely,

/s/ M. Elliott Randolph, Jr.          /s/ Paul D. Corbin

M. Elliott Randolph, Jr.              Paul D. Corbin
Portfolio Manager                     Portfolio Manager


January 31, 2000

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


Additional Performance Information
         The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on May 13, 1991 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and the currently effective 1.50% maximum sales charge for the Fund's Class A Shares.

         While the following chart is required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

         The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

Change in Value of a $10,000 Investment in Class A Shares(1)
May 13, 1991-December 31, 1999


                             (GRAPHIC APPEARS HERE)

             Flag Investors          Lehman Brothers           Merrill Lynch
             Short-Intermediate      Intermediate Govt./       1-3 Year
             Income Fund             Corp. Bond Index          Treasury Index
             $16,673                 $17,711                   16,618

 5/91         9,850                   10,000                     10,000
12/91        10,815                   10,993                     10,759
12/92        11,429                   11,780                     11,436
12/93        12,455                   12,815                     12,057
12/94        12,042                   12,569                     12,125
12/95        13,909                   14,497                     13,458
12/96        14,471                   15,084                     14,129
12/97        15,503                   16,271                     15,070
12/98        16,558                   17,654                     16,125
12/99        16,673                   17,711                     16,618


Average Annual Total Return(1)

Periods Ended 12/31/99        1 Year     5 Years     Since Inception(2)
Class A Shares                (0.81)%     6.40%            6.10%


   In addition to the Lehman Brothers Intermediate Government/Corporate Bond Index, we have begun comparing the Fund's performance to the Merrill Lynch 1-3 Year Treasury Index because we believe its shorter average maturity also makes it an appropriate benchmark for the Fund.

----------
(1) Past performance is not an indicator of future results. Investment return and principle value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividends and capital gain distributions and include the Class A Shares 1.50% maximum sales charge. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that is widely recognized as a general measure of the performance in the short-term Treasury sector.
(2) May 13, 1991.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

Additional Performance Information (concluded)


Change in Value of a $10,000 Investment in Institutional Shares(1) November 2, 1995-December 31, 1999


                             (GRAPHIC APPEARS HERE)

            Flag Investors         Lehman Brothers         Merrill Lynch
            Short-Intermediate     Intermediate Govt./     1-3 Year
            Income Fund            Corp Bond Index         Treasury Index
            $12,349                $12,508                 $12,552

11/95       10,000                  10,000                   10,000
12/95       10,202                  10,105                   10,077
            10,174                  10,083                   10,212
12/96       10,630                  10,514                   10,578
            10,922                  10,812                   10,883
12/97       11,417                  11,342                   11,282
            11,791                  11,736                   11,623
12/98       12,224                  12,299                   12,072
            12,212                  12,387                   12,322
12/99       12,349                  12,508                   12,552

Average Annual Total Return(1)

Periods Ended 12/31/99     1 Year        5 Years        Since Inception(2)
Institutional Shares        1.02%          --                  5.20%

----------
(1) Past performance is not an indicator of future results. Investment return and principle value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividends and capital gain distributions. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that is widely recognized as a general measure of the performance in the short-term Treasury sector.
(2) November 2, 1995.

                      This page intentionally left blank.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


Statement of Net Assets                                        December 31, 1999

                                         S&P             Par
Security                                Rating*         (000)       Market Value
--------------------------------------------------------------------------------
CORPORATE NOTES -- 37.5%
AT&T Corp.
       5.625%, 3/15/04                     AA-          $2,000       $ 1,895,000
Atlantic City Electric
       6.00%, 1/15/03                      A-            2,000         1,925,000
Baltimore Gas & Electric
       6.75%, 6/5/12                       A             1,000           925,000
Block Financial Corp.
       6.75%, 11/1/04                      A             2,000         1,942,500
Computer Associates International
       6.375%, 4/15/05                     BBB+          2,000         1,855,000
Countrywide Home Loan
       7.26%, 5/10/04                      A             2,900         2,881,875
First Maryland Bancorp
       7.20%, 7/1/07                       A-            2,600         2,522,000
Ford Motor Credit
       7.375%, 10/28/09                    A+            1,000           990,000
General Motors Acceptance Corp.
       5.625%, 2/15/01                     A             1,000           987,500
Goldman Sachs Group****
       6.25%, 2/1/03                       A+            2,000         1,937,500
International Lease Finance
       6.43%, 9/15/00                      A+            2,000         1,993,600
MCI Worldcom, Inc.
       6.40%, 8/15/05                      A-            2,000         1,920,000
New York Telephone
       7.375%, 12/15/11                    A+            1,700         1,621,375
Pacific Gas & Electric
       6.25%, 3/1/04                       AA-           2,000         1,922,500
Tyco International Corp.
       5.875%, 11/1/04                     A-            2,000         1,845,000
Wal-Mart Stores, Inc.
       6.55%, 8/10/04                      AA            2,000         1,965,000
Wilmington Trust Corp.
       6.625%, 5/1/08                      A-            2,200         2,021,250
                                                                    ------------
Total Corporate Notes
   (Cost $32,423,569)                                                 31,150,100
                                                                    ------------

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


                                         S&P             Par
Security                                Rating*         (000)       Market Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 34.2%
Federal Home Loan Mortgage Corp. -- 2.1%
Debentures
FHLMC
       5.125%, 10/15/08                    AAA          $2,000      $ 1,754,400
                                                                    -----------
Federal National Mortgage Assn. -- 7.0%
Debentures
FNMA-Govt. Agency
       6.375%, 6/15/09                     AAA           3,000        2,863,830
       6.25%, 7/15/04                      AAA           3,000        2,932,500
                                                                    -----------
                                                                      5,796,330
Mortgage Backed Securities -- 24.3%
FHLMC Pool #G50334
       6.50%, 2/1/01                       AAA             699          687,432
FHLMC Pool #G10049
       8.00%, 10/1/07                      AAA             377          384,586
FHLMC Pool #E20099
       6.50%, 5/1/09                       AAA           2,881        2,797,189
FHLMC Pool #G10543
       6.00%, 6/1/11                       AAA           1,889        1,795,306
FHLMC Pool #G10690
       7.00%, 7/1/12                       AAA           2,341        2,316,631
FHLMC Pool #C00210
       8.00%, 1/1/23                       AAA             374          378,309
FHLMC T-5 A3
       7.15%, 1/25/12                      AAA           2,500        2,496,550
FNGL Pool #409589
       9.50%, 11/1/15                      AAA           1,037        1,096,755
FNMA Pool #362537
       6.50%, 10/1/03                      AAA           1,699        1,664,682
FNMA Pool #326570
       7.00%, 2/1/08                       AAA           1,902        1,881,795
FNMA Pool #433646
       6.00%, 10/1/13                      AAA           5,004        4,752,341
                                                                    -----------
                                                                     20,251,576

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

Statement of Net Assets (concluded)                           December 31, 1999

                                         S&P             Par
Security                                Rating*         (000)       Market Value
-------------------------------------------------------------------------------
Guaranteed Export Trust -- 0.8%
Guaranteed Export Trust, 94-F-A
       8.187%, 12/15/04                     AAA         $  614      $ 632,391
                                                                    ---------
Total U.S. Government Agency Securities
   (Cost $29,430,403)                                               28,434,697
                                                                    ----------
ASSET BACKED SECURITIES -- 17.2%
Chemical Master Credit Card Trust
       6.23%, 4/15/05                       AAA          3,500       3,425,030
CPS Auto Trust, 1998-2-A
       6.09%, 11/15/03                      AAA          2,173       2,155,605
Green Tree Financial Corp., 1994-6-A5
       8.25%, 1/15/20                       NR**         3,000       3,060,120
IMC Home Equity Loan Trust
       6.69%, 2/25/21                       AAA          2,850       2,769,317
Metris Master Trust, 97-1- A
       6.87%, 10/20/05                      AAA          3,000       2,958,240
                                                                    ----------
Total Asset Backed Securities
   (Cost $14,588,705)                                               14,368,312
                                                                    ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FNMA Series 1988-18B
       9.40%, 7/25/03
       (Cost $50,463)                      AAA              50          50,883
                                                                    ----------
REPURCHASE AGREEMENT -- 10.3%
Goldman Sachs & Co., dated 12/31/99,
      2.00%, principal and interest
      in the amount of $8,557,926,
      due 1/3/2000, collateralized by
      U.S. Treasury Bonds, par value
      of $8,389,000, coupon rates from
      6.375% to 7.25%, due from 9/30/01
      to 8/15/04, market value of
      $8,728,354.                          NR            8,557       8,556,500
                                                                    ----------

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


                                                                  Market Value
                                                                  ------------
Total Investments -- 99.3%
   (Cost $85,049,640)***                                           $82,560,492
Other Assets in Excess of Liabilities-- 0.7%                           615,883
                                                                   -----------
Total Net Assets-- 100.0%                                          $83,176,375
                                                                   ===========
Net Asset Value and Redemption Price Per:
     Class A Share
       ($42,559,010 / 4,275,958 shares outstanding)                     $ 9.95
                                                                        ======
     Institutional Share
       ($40,617,365 / 4,028,198 shares outstanding)                     $10.08
                                                                        ======
Maximum Offering Price Per:
   Class A Share ($9.95 / 0.985)                                        $10.10
                                                                        ======
     Institutional Share                                                $10.08
                                                                        ======

----------
   *The Standard & Poor's rating indicated is believed to be the most recent rating available as of December 31, 1999. The U. S. Government Agency Securities and U. S. Treasury Securities are assumed to have AAA ratings because they are backed by the full faith and credit of the U. S. government. These ratings have not been audited by PricewaterhouseCoopers LLP.
  **Although this holding is not rated by S&P, it is rated Aaa By Moody's and
    AAA by Fitch.
 ***Also, aggregate cost for federal tax purposes.
****Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers--total of such securities at period-end amounts to 2.33% of net assets.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

Statement of Operations

                                                                           For the
                                                                          Year Ended
                                                                         December 31,
                                                                         ------------
                                                                             1999
Investment Income:
     Interest                                                            $ 5,734,420
                                                                         -----------
Expenses:
     Investment advisory fee                                                 317,059
     Distribution fee                                                        113,276
     Professional fees                                                        87,444
     Accounting fee                                                           62,427
     Registration fees                                                        41,599
     Custodian fee                                                            36,813
     Printing and postage                                                     30,844
     Transfer agent fee                                                       27,452
     Directors                                                                 5,997
     Servicing fee                                                             5,384
     Miscellaneous                                                             4,704
                                                                         -----------
                   Total expenses                                            732,999
     Less: Fees waived                                                      (212,106)
                                                                         -----------
                   Net expenses                                              520,893
                                                                         -----------
Net investment income                                                      5,213,527
                                                                         -----------
Realized and unrealized loss on investments:
     Net realized loss from security transactions                           (573,383)
     Change in unrealized appreciation/depreciation of investments        (3,830,413)
                                                                         -----------
                        Net loss on investments                           (4,403,796)
                                                                         -----------
Net increase in net assets resulting from operations                     $   809,731
                                                                         ===========



                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

Statements of Changes in Net Assets

                                                                 For the               For the
                                                               Year Ended             Year Ended
                                                                Dec. 31,               Dec. 31,
                                                               ----------            -----------
                                                                  1999                   1998
Increase/(Decrease) in Net Assets:
Operations:
     Net investment income                                   $  5,213,527            $  5,239,442
     Net realized gain/(loss)
       from security transactions                                (573,383)                626,662
     Change in unrealized appreciation/
       depreciation of investments                             (3,830,413)                281,972
                                                             ------------            ------------
     Net increase in net assets resulting
       from operations                                            809,731               6,148,076
                                                             ------------            ------------
Dividends to Shareholders from:
     Net investment income:
       Class A Shares                                          (2,593,071)             (2,783,314)
       Institutional Shares                                    (2,649,696)             (2,456,128)
     Distributions in excess of net investment income:
       Class A Shares                                                  --                 (84,080)
       Institutional Shares                                            --                 (74,196)
     Return of Capital:
       Class A Shares                                             (61,264)                     --
       Institutional Shares                                       (62,601)                     --
                                                             ------------            ------------
     Total distributions                                       (5,366,632)             (5,397,718)
                                                             ------------            ------------
Capital Share Transactions:
     Proceeds from sale of shares                              27,968,218              46,758,290
     Value of shares issued in reinvestment of
       dividends                                                2,313,240               2,730,265
     Cost of shares repurchased                               (34,766,661)            (35,645,932)
                                                             ------------            ------------
     Increase/(Decrease) in net assets derived from
       capital share transactions                              (4,485,203)             13,842,623
                                                             ------------            ------------
     Total increase/(decrease) in net assets                   (9,042,104)             14,592,981
Net Assets:
     Beginning of year                                         92,218,479              77,625,498
                                                             ------------            ------------
     End of year (Including distributions in excess of
          net investment income of $250,738 and
          $214,138, respectively).                           $ 83,176,375            $ 92,218,479
                                                             ============            ============


                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

Financial Highlights -- Class A
Shares (For a share outstanding throughout each year)

                                                               For the
                                                              Year Ended
                                                              December 31,
-----------------------------------------------------------------------------
                                                                  1999
Per Share Operating Performance:
      Net asset value at beginning of year                   $  10.48
                                                             --------
Income from Investment Operations:
      Net investment income                                      0.57
      Net realized and unrealized gain/(loss) on investments    (0.50)
                                                             --------
      Total from Investment Operations                           0.07
Less Distributions:
      Distributions from net investment income                  (0.59)
      Distributions in excess of net investment income             --
      Return of capital                                         (0.01)
                                                             --------
      Total distributions                                       (0.60)
                                                             --------
      Net asset value at end of year                         $   9.95
                                                             ========
Total Return(1)                                                  0.70%
Ratios to Average Daily Net Assets:
      Expenses before waivers                                    0.93%
      Expenses after waivers                                     0.70%
      Net investment income                                      5.63%
Supplemental Data:
      Net assets at end of year (000)                         $42,559
      Portfolio turnover rate                                      47%


----------
(1) Total return excludes the effect of sales charge.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


                        For the Years Ended December 31,
----------------------------------------------------------------------------
      1998                 1997                 1996                1995

    $ 10.39              $ 10.28              $ 10.48             $  9.62
    -------              -------              -------             -------

       0.58                 0.61                 0.63                0.62
       0.11                 0.10                (0.23)               0.84
    -------              -------              -------             -------
       0.69                 0.71                 0.40                1.46

      (0.58)               (0.60)               (0.60)              (0.60)
      (0.02)                  --                   --                  --
         --                   --                   --                  --
    -------              -------              -------             -------
      (0.60)               (0.60)               (0.60)              (0.60)
    -------              -------              -------             -------
    $ 10.48              $ 10.39              $ 10.28             $ 10.48
    =======              =======              =======             =======
       6.81%                7.13%                4.04%              15.43%

       0.93%                0.96%                0.99%               0.93%
       0.70%                0.70%                0.70%               0.70%
       5.57%                5.92%                6.11%               6.00%

    $47,107              $45,569              $58,584             $67,116
         40%                  65%                  42%                 46%





                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)


                                                                      For the
                                                                     Year Ended
                                                                    December 31,
--------------------------------------------------------------------------------
                                                                       1999
Per Share Operating Performance:
      Net asset value at beginning of period                         $ 10.60
                                                                     -------
Income from Investment Operations:
      Net investment income                                             0.61
      Net realized and unrealized gain/(loss) on investments           (0.51)
                                                                     -------
      Total from Investment Operations                                  0.10
Less Distributions:
      Distributions from net investment income                         (0.60)
      Distributions in excess of net investment income                    --
      Return of capital                                                (0.02)
                                                                     -------
      Total distributions                                              (0.62)
                                                                     -------
      Net asset value at end of period                               $ 10.08
                                                                     =======
Total Return                                                            1.02%
Ratios to Average Daily Net Assets:
      Expenses before waivers                                           0.68%
      Expenses after waivers                                            0.45%
      Net investment income                                             5.88%
Supplemental Data:
      Net assets at end of period (000)                              $40,617
      Portfolio turnover rate                                             47%


----------
(1) Commencement of operations.
(2) Annualized.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

                                                           For the Period
                                                         November 2, 1995(1)
            For the Years Ended December 31,             through December 31,
-----------------------------------------------------------------------------
       1998              1997             1996                   1995

     $ 10.50          $ 10.38           $ 10.58                 $10.42
     -------          -------           -------                 ------

        0.61             0.61              0.59                   0.09
        0.11             0.13             (0.17)                  0.12
     -------          -------           -------                 ------
        0.72             0.74              0.42                   0.21

       (0.61)           (0.62)            (0.62)                 (0.05)
       (0.01)              --                --                     --
          --               --                --                     --
     -------          -------           -------                 ------
       (0.62)           (0.62)            (0.62)                 (0.05)
     -------          -------           -------                 ------
     $ 10.60          $ 10.50           $ 10.38                 $10.58
     =======          =======           =======                 ======
        7.07%            7.40%             4.20%                 12.47%

        0.67%            0.72%             0.76%                  0.72%
        0.45%            0.45%             0.45%                  0.45%(2)
        5.81%            6.17%             6.35%                  6.52%(2)

     $45,112          $32,056           $17,507                 $2,186
          40%              65%               42%                    46%




                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


Notes to Financial Statements

NOTE 1--Significant Accounting Policies

         Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund"), was organized as a Maryland Corporation on April 16, 1990 and began operations May 13, 1991. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

         The Fund consists of two active share classes: Class A Shares, which began operations on May 13, 1991, and Institutional Shares, which began operations on November 2, 1995.

         The Class A Shares have a 1.50% maximum front-end sales charge and a 0.25% distribution fee. The Institutional Shares have neither a front-end sales charge nor a distribution fee.

         When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

         A. Security Valuation--The Fund values debt securities based on quotations provided by a pricing service, which uses transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities to determine value. The Fund values portfolio securities that are primarily traded on a national exchange by using the last sale price reported for the day. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At December 31, 1999 there were no Board valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

         B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


NOTE 1--concluded

            the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceeds the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

         C. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

                          The Fund is organized as a regulated investment
            company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for income taxes.

         D. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income, gains and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income occur when taxable income exceeds income under generally accepted accounting principles.

NOTE 2--Investment Advisory Fee, Transactions with Affiliates and
        Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Deutsche Bank AG, is the Fund's investment advisor. On June 4, 1999, Bankers Trust Corporation, then the parent company of ICC, was acquired by Deutsche Bank AG. As a result, ICC became an indirect wholly owned subsidiary of Deutsche Bank.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

NOTE 2--continued

         As compensation for its advisory services, the Fund pays ICC an annual fee, based on the Fund's average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of the amount over $1.5 billion. For the year ended December 31, 1999, ICC's advisory fees amounted to $317,059, of which $25,093 was payable at the end of the year.

         ICC has agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to limit Fund expenses to 0.70% of the Class A Shares' average daily net assets and 0.45% of the Institutional Shares' average daily net assets. For the year ended December 31, 1999, ICC waived fees of $212,106.

         Brown Investment Advisory & Trust Company ("Brown Trust") is the Fund's Sub-advisor. As compensation for providing sub-advisory services, Brown Trust is entitled to receive a fee from ICC, calculated daily and payable monthly, at the annual rate of 0.23% of the first $1 billion of the Fund's average daily net assets, 0.20% of the next $500 million of the Fund's average daily net assets and 0.16% of that portion of the Fund's average daily net assets in excess of $1.5 billion. Brown Trust has voluntarily agreed to waive its fees in proportion to any fee waivers by ICC.

         ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. For the year ended December 31, 1999, ICC's fees were $62,427, of which $5,230 was payable at the end of the year.

         ICC also provides transfer agent services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended December 31, 1999, ICC's fees were $27,452, of which $508 was payable at the end of the year.

         Certain officers and directors of the Fund are also officers or directors of ICC.

         ICC Distributors, Inc., provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee, pursuant to rule 12b-1, that is calculated daily and paid monthly at an annual rate equal to 0.25% of the Class A Shares' average daily net assets. For the year ended December 31, 1999, ICC distribution fee was $113,276, of which $9,147 was payable at the end of the year.

         Bankers Trust Company, an affiliate of the advisor, is the Fund's custodian. For the year ended December 31, 1999, Bankers Trust's fees were $36,813, of which $3,251 was payable at the end of the year.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND



NOTE 2--concluded

         The Fund participates along with other Flag Investor Funds in a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1999 was approximately $2,351 and the accrued liability was approximately $13,681.

NOTE 3--Capital Share Transactions

         The Fund is authorized to issue up to 85 million shares of $.001 par value capital stock (50 million Class A, 2 million Class B, 15 million Class C, 15 million Institutional Class and 3 million undesignated). Transactions in shares of the Fund are listed below.

                                                               Class A Shares
                                                 ------------------------------------------
                                                    For the                      For the
                                                  Year Ended                   Year Ended
                                                 Dec. 31, 1999                Dec. 31, 1998
                                                 -------------                -------------
Shares sold                                            836,919                    1,491,889
Shares issued on reinvestment of dividends             190,496                      203,462
Shares redeemed                                     (1,247,488)                  (1,585,950)
                                                 -------------                -------------
Net increase/(decrease) in shares outstanding         (220,073)                     109,401

                                                 =============                =============
Proceeds from sale of shares                     $   8,585,408                $  15,616,738
Value of shares issued in reinvestment of
      dividends                                      1,936,452                    2,128,706
Cost of shares redeemed                            (12,765,823)                 (16,609,172)
                                                 -------------                -------------
Net increase/(decrease) from capital share

      transactions                               $  (2,243,963)               $   1,136,272
                                                 =============                =============


                                                            Institutional Shares
                                                 ------------------------------------------
                                                    For the                      For the
                                                   Year Ended                   Year Ended
                                                 Dec. 31, 1999                Dec. 31, 1998
                                                 -------------                -------------
Shares sold                                          1,865,686                    2,941,098
Shares issued on reinvestment of dividends              36,539                       56,983
Shares redeemed                                     (2,128,476)                  (1,796,192)
                                                 -------------                -------------
Net increase/(decrease) in shares outstanding         (226,251)                   1,201,889
                                                 =============                =============
Proceeds from sale of shares                     $  19,382,810                $  31,141,552
Value of reinvested dividends                          376,788                      601,559
Cost of shares redeemed                            (22,000,838)                 (19,036,760)
                                                 -------------                -------------
Net increase/(decrease) from capital share
      transactions                               $  (2,241,240)               $  12,706,351
                                                 =============                =============

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


Notes to Financial Statements (concluded)

NOTE 4--Investment Transactions

         Excluding short-term and U.S. obligations, purchases of investment securities aggregated $39,816,916 and sales of investment securities aggregated $46,610,944 for the year ended December 31, 1999.

         At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $16,922, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,506,070.

NOTE 5--Net Assets

         At December 31, 1999, net assets consisted of:

         Paid-in Capital:
                 Flag Investors Class A Shares                      $47,143,360
                 Flag Investors Institutional Shares                 42,122,445
         Distributions in excess of  net investment income             (250,738)
         Accumulated net realized loss from security transactions    (3,349,544)
         Net unrealized depreciation of investments                  (2,489,148)
                                                                    -----------
                                                                    $83,176,375
                                                                    ===========

NOTE 6--Federal Income Tax Information

         At December 31, 1999, there was a tax capital loss carryforward of $3,034,791, of which $2,711,626 expires in 2003, $35,124 expires in 2004 and
$288,041 expires in 2007. This carryforward will be used to offset future net capital gains, if any. In addition, the Fund has deferred post-October Capital losses of $314,753 to next year.


NOTE 7--Change in Independent Accountants

         On December 15, 1999, the Audit and Compliance Committee and the Board of Directors of the Fund participated in and approved the decision to change the Fund's independent accountants from Deloitte & Touche LLP to PricewaterhouseCoopers LLP for the Fund's fiscal year ended December 31, 1999.

         The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


NOTE 7--concluded

accounting principle. In connection with the Fund's audits for the two most recent fiscal years and through December 13, 1999, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


Report of Independent Accountants

To the Board of Directors and Shareholders of Flag Investors Short-Intermediate Income Fund, Inc.

         In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund') at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the fiscal periods presented prior to the year ended December 31, 1999, were audited by other independent accountants whose report dated February 2, 1999, expressed an unqualified opinion on those statements.


PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
February 11, 2000

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


Tax Information (Unaudited)
For the Tax Year Ended December 31, 1999

         Of the ordinary distributions made during the fiscal year ended December 31, 1999, 14.13% were derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


Special Meeting (Unaudited)

         A Special Meeting of Shareholders (the "Special Meeting") was held on October 7, 1999, at which time shareholders voted to approve a new investment advisory agreement with ICC and a new Investment Sub-Advisory Agreement among ICC, Brown Trust and the Fund. Additionally, shareholders elected the Board of Directors and voted to eliminate or modify certain fundamental investment restrictions of the Fund.

         The results of the shareholder voting at the Special Meeting are as follows:

                                                                           Withheld/       Broker
  Proposal                                   For            Against         Abstain       Non-Votes
------------------------------------------------------------------------------------------------------
  Elect Richard T. Hale                     7,869,195                        22,936
  Elect Richard R. Burt                     7,869,195                        22,936
  Elect Joseph R. Hardiman                  7,869,195                        22,936
  Elect Louis E. Levy                       7,869,195                        22,936
  Elect Eugene J. McDonald                  7,869,195                        22,936
  Elect Rebecca W. Rimel                    7,869,195                        22,936
  Elect Truman T. Semans                    7,869,107                        23,024
  Elect Robert H. Wadsworth                 7,869,195                        22,936
  Investment Advisory Agreement
  with ICC                                  7,835,063         20,801         36,258
  Sub-Advisory Agreement with ICC
  and Brown Investment Advisory
  & Trust Company                           7,842,148         13,421         36,562
  Eliminate policy concerning
  short sales                               4,912,472         87,642         39,656         2,852,361
  Eliminate policy concerning purchase
  of securities on margin                   4,915,794         83,492         40,485         2,852,360
  Eliminate policy regarding purchases
  of oil, gas or mineral interests          4,922,134         81,444         36,193         2,852,360
  Modify policy regarding commodities       4,920,701         86,574         32,496         2,852,360
  Modify policy regarding borrowing         4,917,569         82,884         39,317         2,852,361
  Modify policy regarding loans             4,966,063         41,544         32,164         2,852,360
  Modify policy regarding illiquid
  securities                                4,969,830         37,077         32,863         2,852,361

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND


Directors and Officers

                                RICHARD T. HALE
                                    Chairman

              RICHARD R. BURT                     ROBERT H.WADSWORTH
                  Director                             Director

             JOSEPH R. HARDIMAN                   CARL W. VOGT, ESQ.
                  Director                            President

               LOUIS E. LEVY                       CHARLES A. RIZZO
                  Director                            Treasurer

             EUGENE J. MCDONALD                     Amy M. Olmert
                  Director                            Secretary

              REBECCA W. RIMEL                     DANIEL O. HIRSCH
                  Director                       Assistant Secretary

              TRUMAN T. SEMANS
                  Director



Investment Objective

         An open-end mutual fund that seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

                      This page intentionally left blank.

                This report is prepared for the general
                information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                             (GRAPHIC APPEARS HERE)

                                    Balanced
                               Value Builder Fund

                                     Growth
                              Equity Partners Fund
                              Emerging Growth Fund

                                   Specialty
                              Communications Fund

                          Real Estate Securities Fund

                                 International
                               International Fund

                             European Mid-Cap Fund
                              Japanese Equity Fund

                                Top 50 Strategy
                                  Top 50 World

                                 Top 50 Europe
                                  Top 50 Asia
                                  Top 50 U.S.

                                  Fixed Income
                     Total Return U.S. Treasury Fund Shares

                         Short-Intermediate Income Fund

                                Tax-Free Income
                         Managed Municipal Fund Shares

                                  Money Market
                           Cash Reserve Prime Shares

                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG
                             WWW.FLAGINVESTORS.COM

                             ICC Distributors, Inc.
                                SHORTANN (2/00)